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                                EXHIBIT 10.10


                          ADVANCED MICRO DEVICES, INC.

                        1987 RESTRICTED STOCK AWARD PLAN


1.        PURPOSES OF THE PLAN.

          The Advanced Micro Devices, Inc. 1987 Restricted Stock Award Plan (the "Plan") is intended to attract and retain employees of Advanced Micro Devices, Inc. (the "Corporation) and its subsidiaries who are and will be contributing to the success of the business; to motivate and reward outstanding employees who have made significant contributions to the success of the Corporation and encourage them to continue to give their best efforts to its future success; to provide competitive incentive compensation opportunities; and to further opportunities for stock ownership by such employees in order to increase their proprietary interest in the Corporation. Accordingly, the Corporation may, from time to time, grant to selected employees awards of shares of the Corporation's $0.01 par value Common Stock ("Common Stock") subject to the terms and conditions hereinafter provided. Common Stock awarded subject to such terms and conditions is hereinafter referred to as "Restricted Stock".

2.        ADMINISTRATION.

          (a) The Board of Directors (the "Board") whose authority shall be plenary, shall administer the Plan and may delegate part or all of its administrative powers with respect to part or all of the Plan pursuant to subsection 2(c) of the Plan, provided, however, that the Board of Directors shall delegate administration of the Plan to the extent required by Section 2(d).

          (b) Subject to the terms, provisions and conditions of this Plan as set forth herein, the Board or its delegate shall have sole discretion and authority:

                      (1) to select the employee directors, officers and other employees to be awarded Restricted Stock pursuant to
          Section 5 (it being understood that more than one award may be granted to the same person), and in connection therewith:

                                  (i)   to determine the number of shares to
                      be awarded each recipient;

                                  (ii)  to determine the period of restriction
                      applicable to each award;

                                  (iii) to determine the time or times when
                      awards may be granted and any additional terms and conditions which may be placed on receiving such award;





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                                  (iv)        to determine the amount and type
                      of consideration to be provided by the recipient, which may include the rendering of service as an employee of AMD or any of its subsidiaries but shall not include any payment in the form of cash;

                                  (v)         to take appropriate action to
                      amend the terms or conditions of any award granted to an employee under the Plan; provided that no such action may be taken by the Board or its delegate without the written consent of the affected participant;

                      (2) to prescribe the form of agreement, legend or other instruments evidencing any awards granted under this Plan;

                      (3) to amend the Plan as provided in Section 8 and;

                      (4) to construe and interpret the provisions of the Plan and the terms and conditions of the awards granted under the Plan and to establish, amend and revoke rules and regulations for carrying out the Plan as the Board or its delegate may deem appropriate. In the exercise of this power, the Board or its delegate shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any agreement evidencing any award granted under this Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (c) The Board of Directors may, by resolution, delegate administration of the Plan (including, without limitation, the Board's powers under subsection 2(b) above), under either or both of the following:

                      (1) with respect to the participation of or awarding shares to an employee who is not subject to Section 16 of the Exchange Act, to a committee of one or more members of the Board of Directors, whether or not such members of the Board of Directors are Disinterested Directors.

                      (2) with respect to matters other than the selection for participation in the Plan, substantive decisions concerning the timing, pricing, amount or other material term of an award, to a committee of one or more members of the Board of Directors, whether or not such members of the Board of Directors are Disinterested Directors, or to one or more officers of the Company.

          (d) Unless each member of the Board is a Disinterested Director, the Board shall, by resolution, delegate administration of the Plan with respect to the participation in the Plan of employees who are subject to
Section 16 of the Exchange Act, including its powers to select such employees for participation in the Plan, to make substantive decisions concerning the timing, pricing, amount or any other material term of an award, to a





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committee of two or more Disinterested Directors.  Any committee to which administration of the Plan is so delegated pursuant to this Section 2(d) may also administer the Plan with respect to an employee described in Section 2(c)(1) above.

          (e) Except as required by Section 2(d) above, the Board shall have complete discretion to determine the composition, structure, form, term and operations of any committee established to administer the Plan. If administration is delegated to a committee, unless the Board otherwise provides, the committee shall have, with respect to the administration of the Plan, all of the powers and discretion theretofore possessed by the Board and delegable to such committee, subject to any constraints which may be adopted by the Board from time to time and which are not inconsistent with the provisions of the Plan. The Board at any time may revest in the Board any of its administrative powers under the Plan, except under circumstances where a committee is required to administer the Plan under Section 2(d) above.

          (f) The determinations of the Board or its delegate shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder.

          (g) The term "Disinterested Director" shall mean a member of the Board of Directors of the Company who has not, during the one year prior to service as an administrator of the Plan, or during such service, been granted or awarded equity securities of the Company pursuant to this Plan or any other plan of the Company or any of its Affiliates (except for automatic grants of options to Outside Directors pursuant to Section 8 of the 1992 Stock Incentive
Plan).

3.        STOCK SUBJECT TO THE PLAN.

          The aggregate number of shares of Common Stock which may be awarded under the Plan shall not exceed Two Million (2,000,000) shares. Shares to be awarded under this Plan shall be made available, at the discretion of the Board of Directors, either from the authorized but unissued shares of Common Stock of the Corporation or from shares of Common Stock reacquired by the Corporation including shares purchased in the open market for the purpose of issuance under the Plan. If any shares of common Stock awarded under the Plan are reacquired by the Corporation in accordance with Section 6(c) of the Plan, such shares shall again become available for use under the Plan and shall be regarded as not having been previously awarded.

4.        ELIGIBILITY.

          Restricted Stock shall be awarded by the Board or its delegate only to employees of the Corporation or of a subsidiary of the Corporation. The term "employees" shall include officers as well as other employees of the Corporation and its subsidiaries and shall include directors who are also employees of the Corporation or of a subsidiary of the Corporation.





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5.        AWARDS.

          (a) The Board or its delegate shall have the authority to award Restricted Stock to employ directors, officers and other employees.

          (b)         Common Stock awarded to employees pursuant to this
Section 5 shall be subject to the restrictions on transfer and other conditions specified in Section 6. The Board or its delegate, in its sole discretion, shall determine the terms or conditions under which such restrictions on transfer shall lapse. Such terms or conditions may include attainment of performance goals, passage of time, a change of control of the Corporation or such other terms or conditions as the Board or its delegate may deem appropriate. Subject to Section 8, the Board or its delegate may accelerate the lapse of restrictions or otherwise waive any terms or conditions of an award when it finds that such an acceleration or waiver would be in the best interest of the Corporation.

          (c) The Board or its delegate, in its sole discretion, shall determine the terms or conditions under which, during the Restriction Period (defined in Section 6), shares still subject to restriction shall be forfeited by an employee. Such terms or conditions may include, but are not limited to, termination of service.

          (d) During the Restriction Period, recipients of awards of restricted stock under this Section 5 shall be entitled to the rights incident to such shares described in Section 6.

          (e) Where in the opinion of counsel to the Corporation, the Corporation has or will have an obligation to withhold taxes relating to any restricted stock award, the Board or its delegate may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Corporation before shares deliverable pursuant to the award are transferred to the award holder. An award holder may make an election to pay such tax by the withholding of shares from the total number of shares deliverable pursuant to the terms of the award or by delivering a sufficient number of previously acquired shares to the Corporation (the "Withholding Election"), and may elect to have additional taxes paid by the delivery of previously acquired shares in accordance with rules and procedures established by the Board or its delegate. Previously owned shares delivered in payment for such taxes must have been for at least six months prior to the owned exercise date, or may be subject to such other conditions as the Board or its delegate may require. The value of shares withheld or delivered shall be the fair market value of such shares on the date the award becomes taxable (the "Tax Date"). Such Withholding Election shall be subject to the approval of the Board or its delegate, and must be in compliance with rules and procedures established by the Board or its delegate. An award holder who elects under Section 83(b) of the Internal Revenue Code to be taxed at the time shares are issued subject to restrictions





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may not elect to have a portion of those shares withheld, but may elect to deliver previously acquired shares which are not subject to restrictions. In the event that the award holder fails to satisfy his withholding obligation in a timely manner and according to the rules established by the Board or its delegate, the Corporation shall withhold a sufficient number of shares or sufficient cash, from whatever source available, to satisfy the tax withholding obligation.

          (f) No employee or other person shall have any claim or right to be granted shares of Restricted Stock under this Section 5.

6.        RESTRICTIONS AND RIGHTS.

          The shares of Common Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions and shall entitle the holder thereof to the following rights:

          (a) During the Restriction Period, the participant will not be permitted to sell, pledge, assign or otherwise transfer Restricted Stock awarded under this Plan. The Restriction Period is the period between the date the shares are awarded and the date on which all restrictions and conditions are waived.

          (b) Except as provided in Section 6(a), the participant shall have with respect to the Restricted Stock all of the rights of a stockholder of the Corporation, including the right to vote the shares and receive dividends and other distributions.

          (c) All shares of Restricted Stock which are forfeited by a participant pursuant to the provisions of this Plan or any agreement required hereunder will be re-acquired by the Corporation.

          (d) Notwithstanding the other provisions of this Section 6, the Board or its delegate may adopt rules which would permit a gift by a participant of Restricted Stock to a spouse, lineal descendant or legal dependent or to a trust whose beneficiary or beneficiaries shall be either such a person or persons or the participant; provided that any restrictions on further transfer and any requirement of continued service shall continue to apply to the Restricted Stock in the hands of the donee.

          (e) Any attempt to dispose of Restricted Stock in a manner contrary to the restrictions shall be void and ineffective.

          (f) Nothing in this Section 6 shall preclude a participant from exchanging any Restricted Stock for any other shares of Common Stock that are similarly restricted.

7.        AGREEMENTS AND CERTIFICATES.

          (a) Each recipient of an award under this Plan shall execute an agreement or other instrument evidencing the award and shall deliver a fully executed copy thereof to the Corporation.





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          (b)         Each participant shall be issued a certificate in respect
of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award.

          (c) All certificates for shares of Restricted Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Board or its delegate may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange on which the Common Stock is then listed, and any applicable federal or state securities law. The Board or its delegate may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (d) The Board or its delegate may adopt rules which provide that the stock certificates evidencing shares of Restricted Stock may be held in custody by a third party fiduciary, or that the Corporation may itself hold such shares in custody until the restrictions thereon shall have lapsed and may require, as a condition of any award, that the participant shall have delivered a stock power endorsed in blank relating to the stock covered by such award.

          (e) Notwithstanding any other provision of this Plan, the Board or its delegate may make awards under the Plan, pursuant to which the certificate representing shares of Common Stock: (i) will only be issued under an agreement that imposes restrictions and conditions on the issuance of such certificate, and (ii) when issued will bear no restrictive legends and will be freely transferable. In such cases the participant shall, notwithstanding the provisions of Section 6(b) of this Plan, not have any of the rights of a stockholder of the Corporation with respect to any shares of Restricted Stock for which no certificate has been issued.

8.        AMENDMENT OF THE PLAN.

          The Board or its delegate may amend the Plan at any time, provided that, unless approved by the stockholders within twelve months before or after the adoption of the amendment, no amendment shall:

                      (i) materially increase the maximum number of shares of Common Stock which are available for awards under the Plan (other than to prevent dilution as provided for in Section 10(a));

                      (ii) materially increase the benefits accruing to participants under the Plan;

                      (iii) materially modify the requirements as to eligibility for participation in the Plan;





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                      (iv)        extend the period during which awards may be
          granted under the Plan beyond June 9, 1997, or

                      (v) impair the rights of any participant under any then outstanding award, except in accordance with the Plan or any applicable agreement or applicable law or with the written consent of the participant.

9.        TERMINATION OR SUSPENSION OF THE PLAN.

          (a) The Board of Directors at any time may suspend or terminate the Plan. Unless terminated sooner, the Plan shall automatically terminate on June 9, 1997. Common Stock may not be awarded pursuant to this Plan while the Plan is suspended or after it is terminated.

          (b) Rights and obligations under any award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the award was granted, which may be obtained in any manner that the Board or its delegate deems appropriate.

10.       MISCELLANEOUS.

          (a) In the event that the number of outstanding shares of Common Stock of the Corporation shall be changed by reason of split-ups or combinations of shares, any merger, consolidation, reorganization or recapitalization, stock dividends or other capital adjustments, the number of shares for which awards of restricted stock may be granted under this Plan shall be appropriately adjusted as determined by the Board of Directors so as to reflect such change.

          (b) Neither the Plan nor any action taken hereunder shall be construed as giving any participant, recipient, employee or other person any right to be retained in the employ of the Corporation or any subsidiary or as restricting the rights of the Corporation or any subsidiary, which are expressly reserved, to discharge an employee at any time, with or without cause, or to adjust the compensation of any employee.

          (c) Income realized as a result of an award of Restricted Stock shall not be included in the participant's earnings for the purpose of any benefit plan in which the participant may be enrolled or for which the participant may become eligible unless otherwise specifically provided for in such plan.

          (d) The terms "subsidiary" as used herein shall mean any corporation fifty percent or more of the outstanding voting stock or voting power of which is owned directly or indirectly by the Corporation.

          (e) The term "Board or its delegate" as used herein refers to the Board of Directors of the Corporation or any committee or committees to which it delegates any of its administrative powers





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under this Plan pursuant to Section 2(c) or any officers or other persons to whom it may properly delegate any such powers pursuant to Section 2(c).

11.       EFFECTIVE DATE.

          (a) This Plan shall be submitted to the stockholders of the Corporation at the Annual Meeting in 1987, and, if approved by the stockholders, shall become effective June 10, 1987.

          (b) No shares of Common Stock awarded pursuant to this Plan may be sold, transferred, pledged or assigned unless or until the Plan has been approved by the stockholders of the Corporation.





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